                                                                      Exhibit 16



                                POWER OF ATTORNEY

                             RREEF SECURITIES TRUST
                            (1940 Act No. 811-09589)


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Paula M. Ferkull, Peter J. Broccolo, Karen J. Knudson, and Arthur Don, and each of them, as the undersigned's attorneys-in-fact, each with power of substitution, for him or her in any and all capacities, to sign any registration statement of the RREEF Securities Trust on Form N-14 (proxy/prospectus) under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all pre-effective and post-effective amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and all applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of July 31, 2002.



REGISTRANT:

RREEF SECURITIES TRUST


By:/s/   Karen J. Knudson
   --------------------------------------------------
   Karen J. Knudson
   President, Principal Executive Officer and Chairman



OFFICERS OF RREEF SECURITIES TRUST:

/s/   Karen J. Knudson
-----------------------------------------------------
Karen J. Knudson
President and Principal Executive Officer


/s/   Paula M. Ferkull
-----------------------------------------------------
Paula M. Ferkull
Secretary, Treasurer, Principal Financial Officer and
Principal Accounting Officer

TRUSTEES OF RREEF SECURITIES TRUST:



-----------------------------------------------------
Nicholas C. Babson
Trustee

/s/ Peter J. Broccolo
-----------------------------------------------------
Peter J. Broccolo
Trustee

/s/ Richard W. Burke
-----------------------------------------------------
Richard W. Burke
Trustee

/s/ Karen J. Knudson
-----------------------------------------------------
Karen J. Knudson
Chairman of the Board of Trustees



-----------------------------------------------------
Robert L. Stovall
Trustee